UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2013

Aon plc

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7933

England and Wales	98-1030901
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8 Devonshire Square, London, England  EC2M4PL

(Address of principal executive offices, including zip code)

+44 20 7623 5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

See description under Item 2.03.

Item 2.03.                                        Creation of a Direct Financial Obligation of a Registrant.

On March 8, 2013, Aon plc (the “Registrant”) issued $90,000,000 aggregate principal amount of 4.250% Notes Due 2042 (the “Notes”) in connection with the Purchase Agreement, dated March 5, 2013 (the “Purchase Agreement”), by and among the Registrant, Aon Corporation (the “Guarantor”) and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC (together, the “Representatives”), as representatives of the initial purchasers named therein (the “Initial Purchasers”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of December 12, 2012, between the Registrant, the Guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee. The Notes constitute a further issuance of, and will be consolidated and form a single series of debt securities with, the $165,946,000 aggregate principal amount of the Notes issued by the Registrant on December 12, 2012 (the “Initial Issuance”). The Notes will be unconditionally guaranteed as to the payment of principal and interest by the  Guarantor.

The offer and sale of the Notes has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, such Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes were offered and issued only to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act and to non-United States persons pursuant to Regulation S under the Securities Act. The Indenture was filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed on December 13, 2012, and is incorporated herein by reference. The form of Rule 144A Global Note and the form of Regulation S Global Note are attached hereto as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

Purchase Agreement

The Purchase Agreement contains customary representations, warranties and agreements by the Registrant, the Guarantor and the Initial Purchasers and customary conditions to closing and indemnification obligations of the Registrant, the Guarantor and the Initial Purchasers. In the ordinary course of their respective businesses, the Initial Purchasers and certain of their respective affiliates have in the past and may in the future engage in investment banking or other transactions of a financial nature with the Registrant and the Guarantor, including the provision of certain advisory services and the making of loans to the Registrant and the Guarantor and their respective affiliates, for which they have received customary compensation. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Registration Rights Agreement

On March 8, 2013, the Registrant and the Guarantor entered into a Registration Rights Agreement with the Representatives in connection with the Registrant’s private placement of the

Notes, which will give holders of the Notes certain exchange and registration rights with respect to the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Purchase Agreement, dated as of March 5, 2013

4.1	Indenture, dated as of December 12, 2012 (filed as Exhibit 4.1 to the Current Report on Form 8-K filed on December 13, 2012 and incorporated herein by reference thereto)

4.2	Form of 4.250% Rule 144A Global Note Due 2042

4.3	Form of 4.250% Regulation S Global Note Due 2042

4.4	Registration Rights Agreement, dated as of March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON plc

Dated: March 8, 2013	By:	/s/ Ram Padmanabhan
		Name:	Ram Padmanabhan
		Title:	Vice President, Chief Counsel — Corporate and
Company Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated as of March 5, 2013

4.1	Indenture, dated as of December 12, 2012 (filed as Exhibit 4.1 to the Current Report on Form 8-K filed on December 13, 2012 and incorporated herein by reference thereto)

4.2	Form of 4.250% Rule 144A Global Note Due 2042

4.3	Form of 4.250% Regulation S Global Note Due 2042

4.4	Registration Rights Agreement, dated as of March 8, 2013